Exhibit 99.2

First Quarter 2017 Earnings Presentation May 11, 2017

Forward Looking Statements 2 This presentation includes statements that express Laureate's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance, estimated and projected Adjusted EBITDA and earnings, costs, expenditures (including capital expenditures), cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 2017, our Quarterly Report on Form 10-Q to be filed with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this presentation and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. Presentation of Non-GAAP Measures This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the business and performance of Laureate Education Inc. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in our SEC filings. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Market and Industry Data” in Laureate’s filings with the SEC.

Q1 2017 PERFORMANCE HIGHLIGHTS

Q1 2017 Financial Performance Highlights 4 Total Enrollment: 1,085,100 3% growth vs. Q1 2016 (Adj. Peru flood timing) New Enrollment: 227,000 4% growth vs. Q1 2016 (Adj. Peru flood timing) Revenue $856M +3% Organic constant currency growth Adj. EBITDA $49M +22% Organic constant currency growth 1st Quarter 2017

Enrollment by Segment New Enrollments for Q1 2017 increased 4% and Total Enrollments grew 3% versus Q1 2016 on an organic basis (excluding 2016 divestitures(1)) and adjusted for timing of the intake in Peru related to the floods in that country 5 +4% New and Total Enrollment growth, adjusted for the Peru flood timing impact The divestiture of our Swiss institutions was completed in June 2016, and in July 2016 we completed the divestiture of our French institutions

Q1 '17 vs. Q1 '16 Revenue & Adj. EBITDA Bridge

Q1 '17 vs. Q1 '16 Laureate Revenue Bridge

($ in USD millions)



$906.5
$27.8
+3%
$(3.3)
$(75.1)
$855.9
Q1 '16 Revenue
Organic(1) Growth
FX
Divest./Acq.
Q1 '17 Revenue

Q1 '17 vs. Q1 '16 Laureate Adj. EBITDA Bridge

($ in USD millions)



$74.0
$12.3
+22%
$(20.8)
$(16.9)
$48.6
Q1 '16 Adj. EBITDA
Organic(1) Growth
FX
Divest./Acq.
Q1 '17 Adj. EBITDA

Q1 '17 Performance Highlights

- The first quarter represents the largest enrollment intake for our Southern Hemisphere institutions, but from a P&L perspective is seasonally low as all our institutions are out of session for some portion of the quarter (winter in the Northern Hemisphere, summer in the Southern Hemisphere)
- Q1 '17 Revenue of $856 million decreased (6%) vs. Q1 '16
  - On an organic constant currency[1] basis, Q1 '17 Revenue increased 3%
- Q1 '17 Adjusted EBITDA decreased (34%) versus Q1 '16
  - On an organic constant currency[1] basis, Q1 '17 Adjusted EBITDA increased 22%

(1) Organic Operations excludes impacts from FX, Acquisitions, and Divestitures

Note: Numbers may not foot due to rounding

© 2017 Laureate Education, Inc. | Confidential & Proprietary
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Q1 ’17 vs. Q1 ’16 Revenue & Adj. EBITDA Bridge – LatAm Segment 7 Q1 ’17 vs. Q1 ’16 Revenue Bridge Q1 ’17 Performance Highlights Q1 ’17 vs. Q1 ’16 Adj. EBITDA Bridge +3% +17% ($ in USD millions) ($ in USD millions) Q1 ’17 LatAm New Enrollments and Total Enrollments both increased 4% as compared to Q1 ’16 (adjusted for timing of the intake in Peru) Strong growth in Peru and Central America, solid performance in Mexico and Brazil; Chile was down slightly due to regulatory changes made in 2016 Q1 ’17 Revenue increased $11 million or 3% vs. prior year on an organic constant currency(1) basis Q1 ’17 Adjusted EBITDA increased 2% vs. prior year on an organic constant currency(1) basis +3% +2% (1) (1) Organic Operations excludes impacts from FX, Acquisitions, and Divestitures Note: Numbers may not foot due to rounding

Q1 '17 vs. Q1 '16 Revenue & Adj. EBITDA Bridge – EMEAA Segment

Q1 '17 vs. Q1 '16 Revenue Bridge

($ in USD millions)



$244.0
$16.3
+7%
$(9.8)
$(23.3)
$227.2
Q1 '16 Revenue
Organic (1) Growth
FX
Divest./Acq.
Q1 '17 Revenue

Q1 '17 vs. Q1 '16 Adj. EBITDA Bridge

($ in USD millions)



$54.5
$6.3
+12%
$(4.7)
$(2.7)
$53.4
Q1 '16 Adj. EBITDA
Organic (1) Growth
FX
Divest./Acq.
Q1 '17 Adj. EBITDA

Q1 '17 Performance Highlights

- Q1 '17 New and Total Enrollments both increased 6% versus Q1 '16 on an organic basis (excluding the divestiture of our French institutions)
- Q1 '17 Revenue increased $16 million or 7% vs. prior year on an organic constant currency[1] basis
- Q1 '17 Adjusted EBITDA increased $6 million or 12% vs. prior year on an organic constant currency[1] basis
- Revenue growth was favorably impacted by a shift to longer length of stay and higher revenue per student markets. The strong margin improvement was generated by scaling our platforms in that region, as well as exiting lower contribution programs in certain markets.

(1) Organic Operations excludes impacts from FX, Acquisitions, and Divestitures

Note: Numbers may not foot due to rounding

© 2017 Laureate Education, Inc. | Confidential & Proprietary
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Q1 '17 vs. Q1 '16 Revenue & Adj. EBITDA Bridge – GPS Segment

Q1 '17 vs. Q1 '16 Revenue Bridge

($ in USD millions)



$260.4
$0.2
$(0.5)
$(51.8)
$208.3
Q1 '16 Revenue
Organic Growth (1)
FX
Divest./Acq.
Q1 '17 Revenue

Q1 '17 vs. Q1 '16 Adj. EBITDA Bridge

($ in USD millions)



$69.7
$8.1
+15%
$-
$(14.2)
$63.6
Q1 '16 Adj. EBITDA
Organic Growth (1)
FX
Divest./Acq.
Q1 '17 Adj. EBITDA

Q1 '17 Performance Highlights

- Q1 '17 New Enrollment increased 5%, while Total Enrollments decreased (6%), respectively, vs. prior year on an organic basis (excluding the divestiture of our Swiss institutions)
  - Organic total enrollment declines reflect increased attrition from discontinuation of certain lower margin programs in 2H 2016
- Q1 '17 Revenue was essentially flat vs. prior year on an organic constant currency[(1)] basis
- Q1 '17 Adjusted EBITDA increased $8 million or 15% vs. prior year on an organic constant currency[(1)] basis in part due to timing of expenses as well as better cost controls and increased mix of higher profitability programs.

(1) Organic Operations excludes impacts from FX, Acquisitions, and Divestitures

Note: Numbers may not foot due to rounding

© 2017 Laureate Education, Inc. | Confidential & Proprietary
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Capital Structure

Recent Capital Structure Actions In April 2017, the company completed a refinancing of its corporate debt capital structure, extending the maturity wall and reducing our cost of capital The Company entered into a new $1.6 billion term loan facility, maturing in 2024, and a $385 million revolving facility, maturing in 2022 2018 and 2021 term loan facilities have been fully repaid The Company issued $800 million of new Senior Notes due 2025 Senior Notes due 2019 expected to be redeemed on May 31, 2017 (1) 11 ($ in millions) Corporate Debt Maturities (excluding subsidiary and foreign debt) (1) PRE-DEBT REFINANCING POST-DEBT REFINANCING ($ in millions) Excludes $250 million of our 9.25% Senior Notes due 2019 to be converted to shares of our Class A common stock not later than February 7, 2018 (the Exchanged Notes) Represents revolving credit facility, currently undrawn (2) (2) 281 325 606 1,116 1,213 2017 2018 2019 2020 2021 2022 2023 2024 2025 Revolver Term Loan Senior Notes 385 1,600 800 2017 2018 2019 2020 2021 2022 2023 2024 2025 Revolver Term Loan Senior Notes

Pro-Forma Interest Savings Application of IPO proceeds, conversion of Exchanged Notes to Class A common stock, and lower cost of capital on refinanced debt expected to yield approximately $118M in run-rate interest savings Savings to begin in 2H 2017, with full year run-rate realization in 2018 12 Blended current interest rate for Senior Notes due 2019 and Brazil seller note Blended rate assuming interest rate swap effect Interest savings Run-Rate Interest Savings Interest Rates 2H 2017 2018 ($ in millions) Amount Usage Current Refi Rate Timing Savings Savings Mth '17 IPO Proceeds (net) (1) 457 Repay Debt 10.27% N/A June/Sept 18 47 457M x 9.25% 8 Term Loan (2) 1,600 Refinancing 8.50% 6.37% May 17 34 1600M x 2.61% 9 2.13% New Bonds 800 Refinancing 10.00% 8.25% June 7 14 700M x 2.00% 8 1.75% Debt Exchange 250 Convert 10.00% N/A By Feb '18 n/a 25 250M x 9.25% 40 118 1 LIBOR assumed at 1%, blended rate assuming interest rate swap effect 100 11.25% 11.25 357 10.00% 35.7 457 10.27% 46.95

2017 Outlook & Strategic OPERATING Review

Q2 2017 Guidance 14 1 Represents the contribution from France and Switzerland to Revenue and Adjusted EBITDA during 2016 for the second quarter of 2016 2 Based on actual FX rates for April 2017, and current spot FX rates (local currency per US dollar) of MXN 18.80, BRL 3.20, CLP 666.00, PEN 3.24, EUR 0.92 for May – Jun 2017. FX impact may change based on fluctuations in currency rates in future periods. Note: An outlook for 2017 net income and reconciliation of the forward-looking 2017 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation.

Laureate Roadmap To Achieve Financial Priorities Focus on free cash flow generation Organic Growth: Rising participation rates and supply/demand balance in key markets Margin Expansion: Scale, EiP and back-office projects Hybridity Expansion: 25% goal of on-line teaching hours by end of 2019 15 2017 Stated Financial Priorities Unique global network to be leveraged Simplify Portfolio: Focus on scalable markets, exit non-scalable markets Streamline Operations: Leverage success of EiP and expand scope for additional efficiency opportunities Innovate: Differentiation for students, best practices for network Accelerator Plan – Launched in Q2 2017 Student Differentiation (expected 1-2pts growth) Leading Financial Attributes Expected 150-200bps Add’l Margin (end 2018) Faster Integration of M&A (2019+)

Accelerator Plan Launched in Q2 2017


Simplify Portfolio
Innovate
Streamline Operations

- ✓ 10 countries account for ~85% of revenues
- ✓ 15 countries account for ~15% of revenues
  - 8 – 10 of these 15 countries have potential to reach scale meaningful for Laureate or can be operated as a branch of an existing market
  - Remaining 5 – 7 countries [1] are unlikely to reach scale meaningful for Laureate in the near term and may be divested

- ✓ Differentiation - Leverage unique global network for student outcomes
- ✓ Best practice dissemination
- ✓ Cutting edge education trends

- ✓ Flatter organizational structure
- ✓ Faster decision making
- ✓ Focused execution

(1) These countries have an average revenue of ~$30M and average total enrollment of ~5,000 students

© 2017 Laureate Education, Inc. | Confidential & Proprietary
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4.5% - 6.0% growth on an organic constant currency basis Revenue Company Goals and Expected Impact on Outlook 17 CapEx Note: An outlook for 2017 net income and reconciliation of the forward-looking 2017 Adjusted EBITDA outlook to net income are not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. 8.0% - 10.0% growth on an organic constant currency basis + 1.0 - 2.0 pts from price/volume 1.5% - 2.0% incremental margin improvement or $75M – $100M 2 – 3 years 2018 run-rate Guidance for 2017 Accelerator Plan Accelerator Ramp-up/Timing Adjusted EBITDA 7.0% - 8.0% of organic constant currency revenue No Change

Appendix

Seasonality: Main Enrollment Intakes

- Q1 and Q3 are peak intake quarters, but seasonally weak earnings quarters as institutions are largely out of session during the summer season (Q1 in Southern Hemisphere; Q3 in Northern Hemisphere)
- Q1 represents the large intake for our Southern Hemisphere institutions (Brazil, Peru, Chile)


Q1
Q2
Q3
Q4
Jan - Feb - Mar
Apr - May - Jun
Jul - Aug - Sep
Oct - Nov - Dec
Latin America
Mexico
Central America¹
Andean Region²
Brazil
Europe
AMEA
China, India, Malaysia, Thailand
Australia, New Zealand, South Africa & Saudi Arabia
GPS
= Classes in session
= Primary Intake
= Secondary Intake

[1] Comprises Costa Rica, Honduras, and Panama
[2] Comprises Chile and Peru

© 2017 Laureate Education, Inc. | Confidential & Proprietary
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Intra-Year Seasonality Trends Large intake cycles at end of Q1 (Southern Hemisphere) and end of Q3 (Northern Hemisphere) drive seasonality of earnings (Q2 and Q4 are our strongest earnings quarters) 20 Revenue Seasonality Adj. EBITDA Seasonality New Enrollments Seasonality Factors Affecting Seasonality Intake cycles Q1 Southern Hemisphere Q3 Northern Hemisphere Academic calendar FX trends Academic Calendar Academic Calendar

Financial Tables 21 Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

Financial Tables 22 Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

Financial Tables 23 Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

Financial Tables 24 Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

Financial Tables 25 Note: Dollars in millions, except per share amounts, and may not sum to total due to rounding

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